Vanguard Florida Focused Long-Term Tax-Exempt Fund

Supplement to the Prospectus and Summary Prospectus

Proposed Reorganization of Vanguard Florida Focused Long-Term Tax-Exempt Fund into Vanguard Long-Term Tax-Exempt Fund

The board of trustees of Vanguard Florida Tax-Free Funds (the Trust) has approved an agreement and plan of reorganization (the Agreement) to reorganize Vanguard Florida Focused Long-Term Tax-Exempt Fund (the Florida Fund), a series of the Trust, into Vanguard Long-Term Tax-Exempt Fund, a series of Vanguard Municipal Bond Funds.

The proposed reorganization is a response to changes in Florida’s tax laws. In 2007, Florida eliminated its tax on intangible property, such as investments, so residents no longer receive additional state tax benefits from investing solely in Florida municipal bonds. The proposed reorganization offers shareholders of the Florida Fund an opportunity to merge into a larger, more diversified fund that also seeks to provide current income that is exempt from federal income taxes.

The Agreement requires approval by shareholders of the Florida Fund and will be submitted for their consideration at a meeting to be held on or about July 22, 2013. If shareholders approve the Agreement, and if certain conditions required by the Agreement are satisfied, then the reorganization is expected to occur shortly thereafter.

Under the Agreement, shareholders of the Florida Fund will receive Investor Shares or Admiral™ Shares, as appropriate, of the Long-Term Tax-Exempt Fund in exchange for their shares of the Florida Fund, and the Florida Fund will cease operations. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes.

Prior to the shareholder meeting, a combined proxy statement/prospectus will be issued to shareholders of the Florida Fund soliciting their approval of the reorganization. The combined proxy statement/prospectus will describe the reorganization, provide a description of the Long-Term Tax-Exempt Fund, and include a comparison of the Funds.

Closed to New Accounts

Effective immediately, the Florida Fund is closed to new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur.

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